Exhibit 10.2

THIRD AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF SEPTEMBER 27, 2012
AMONG
CARRIZO OIL & GAS, INC.,
AS BORROWER,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of September 27, 2012, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Existing Lenders (as defined below) and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Existing Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower;
WHEREAS, the Borrower has requested that the Lenders agree to increase the Borrowing Base under the Credit Agreement, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein;
WHEREAS, certain financial institutions not previously party to the Credit Agreement (each a “New Lender”) have agreed to become a party to the Credit Agreement as Lenders pursuant to the terms hereof;
WHEREAS, the Lenders party to the Credit Agreement prior to the effectiveness of this Third Amendment (the “Existing Lenders”) wish to reallocate the Commitments, Aggregate Maximum Credit Amount and Revolving Credit Exposures pursuant to the terms hereof in order to allow the New Lenders to acquire an interest in the Commitments, Aggregate Maximum Credit Amount and Revolving Credit Exposures, and in order to effect such reallocation, the Existing Lenders have agreed to assign certain percentages of their rights and obligations under the Credit Agreement as Lenders to the New Lenders pursuant to the terms hereof;
WHEREAS, the Borrower has (i) informed the Administrative Agent that it proposes to sell certain Oil and Gas Properties separately identified to the Administrative Agent (the “Specified Properties”), which sale would trigger a reduction in the Borrowing Base pursuant to Section 9.11(d) of the Credit Agreement, and (ii) requested that all of the Lenders waive, and all of the Lenders have agreed to waive, such reduction in light of the Scheduled Redetermination being effected pursuant to this Third Amendment; and
WHEREAS, the Borrower has requested that the Majority Lenders amend certain provisions of the Credit Agreement, and the Majority Lenders are willing to do so on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Third Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02. Section 1.02 is hereby amended by deleting the defined terms “Agreement” and “Current Production” and replacing them with the following:
“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment dated as of March 26, 2012, that certain Second Amendment dated as of September 4, 2012 and that certain Third Amendment dated as of September 27, 2012, as the same may from time to time be further amended, modified, supplemented or restated.
‘Current Production’ means, for each month, the lesser of (a) the highest of the most recent three (3) prior months’ production volume of crude oil, natural gas liquids and natural gas, of the Borrower and the Restricted Subsidiaries and (b) the internally forecasted production of crude oil and natural gas, calculated on a natural gas equivalent basis, of the Borrower and the Restricted Subsidiaries for each month for the next 60 months.”
2.2    Amendments to Section 9.15(a)(i). Section 9.15(a)(i) is hereby amended by deleting such Section in its entirety and replacing it with the following:
(i)    Hedge Agreements in respect of commodities (A) with an Approved Counterparty and (B) the notional volumes for which (when aggregated with other commodity Hedge Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Hedge Agreements) do not exceed, as of the date such Hedge Agreement is executed or at any time during the term of this Agreement, the percentage set forth below of the Credit Parties’ Current Production for each month during the period during which such Hedge Agreement is in effect, for each of crude oil, natural gas liquids and natural gas, calculated separately:

Calendar Year Hedged (relative to measurement date)	Percentage Limitation
	Oil	NGL's/Gas
Months 1-24	100%	100%
Months 25-36	75%	75%
Months 37-60	50%	50%

No Hedge Agreement in respect of commodities shall have a tenor of longer than 5 years. For purposes of the foregoing volume limitations, floors and puts shall be disregarded.”

Section 3.    New Lenders and Reallocation of Commitments. The Lenders have agreed among themselves to reallocate the Commitments, Aggregate Maximum Credit Amount and Revolving Credit Exposures and to, among other things, allow the New Lenders to become parties to the Credit Agreement as Lenders by acquiring an interest in the Commitments, Aggregate Maximum Credit Amount and Revolving Credit Exposures. Each of the Administrative Agent and the Borrower hereby consents to (a) the reallocation of the Commitments, Aggregate Maximum Credit Amount and Revolving Credit Exposures and (b) each New Lender’s acquisition of an interest in the Commitments, Aggregate Maximum Credit Amount and Revolving Credit Exposures. The assignments by the Existing Lenders necessary to effect the reallocation of the Commitments, Aggregate Maximum Credit Amount and Revolving Credit Exposures and the assumptions by the New Lenders necessary for such New Lenders to acquire such interests are hereby consummated pursuant to the terms and provisions of this Section 3 of this Third Amendment and Section 12.04(b) of the Credit Agreement, and the Borrower, the Administrative Agent and each Lender, including each New Lender, hereby consummates such assignment and assumption pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit G to the Credit Agreement as if each of them had executed and delivered an Assignment and Assumption (with the Effective Date, as defined therein, being the Third Amendment Effective Date (as defined below)); provided that (i) the Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 12.04(b)(ii)(C) with respect to such assignments and assumptions, (ii) any New Lender that is a Foreign Lender shall have delivered to the Borrower (with a copy to the Administrative Agent) the documentation required pursuant to Section 5.03(e). On the Third Amendment Effective Date and after giving effect to such assignments and assumptions, the Applicable Percentage and Maximum Credit Amount of each Lender shall be as set forth on Annex I to this Third Amendment. Each Lender hereby consents and agrees to the Applicable Percentages and Maximum Credit Amounts as set forth on Annex I of this Third Amendment. With respect to the foregoing assignments and assumptions, in the event of any conflict between this Section 3 of this Third Amendment and Section 12.04(b) of the Credit Agreement, this Section 3 of this Third Amendment shall control.

Section 4.    Borrowing Base Increase. The Lenders and the Borrower agree that, from and after the Third Amendment Effective Date until the next redetermination of the Borrowing Base, the amount of the Borrowing Base shall be $365,000,000. This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(b) or further adjustments pursuant to Section 2.07(e), Section 2.07(f), Section 8.12(c) or Section 9.11. This Section 4 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.
Section 5.    Waiver. The Lenders hereby waive the requirement that the Borrowing Base be reduced pursuant to Section 9.11(d) as a result of the sale of the Specified Properties and agree that the consideration received in respect of the sale of the Specified Properties shall be disregarded for purposes of all calculations made under Section 9.11(d) from and after the Third Amendment Effective Date which involve aggregating the consideration received in respect of sales of Oil and Gas Properties. The foregoing waiver is hereby granted to the extent and only to the extent specifically stated in the foregoing sentence and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, impair or prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Granting the waiver set forth in this Section 5 does not and should not be construed to be an assurance or promise that waivers will be granted in the future.
Section 6.    Conditions Precedent. This Third Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Third Amendment Effective Date”):
6.1    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
6.2    The Administrative Agent shall have received from the all of the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.
6.3    The Administrative Agent shall have received Notes executed by the Borrower for each Lender requesting one at least two days prior to the Third Amendment Effective Date.
6.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Third Amendment.
6.5    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require in connection with the transactions contemplated hereby.
The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 7.    Miscellaneous.
7.1    Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.
7.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment:
(i)    all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and
(ii)    no Default or Event of Default has occurred and is continuing.
7.3    Loan Document. This Third Amendment is a Loan Document.
7.4    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
7.5    NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
7.6    GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
7.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
7.8    Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.9    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:
CARRIZO OIL & GAS, INC.

By: /s/ Paul F. Boling
Paul F. Boling Chief Financial Officer,
Vice President, Secretary and Treasurer

Signature Page to Third Amendment

LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director

Signature Page to Third Amendment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ David Gurghigian
Name: David Gurghigian
Title: Managing Director

By: /s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

Signature Page to Third Amendment

ROYAL BANK OF CANADA, as a
Lender

By: /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

Signature Page to Third Amendment

CAPITAL ONE, N.A., as a Lender

By: /s/ Robert James
Name: Robert James
Title: Vice President

Signature Page to Third Amendment

COMPASS BANK, as a Lender

By: /s/ Ann Van Wagener
Name: Ann Van Wagener
Title: Vice President

Signature Page to Third Amendment

REGIONS BANK, as a Lender

By: /s/ Daniel G. Steele
Name: Daniel G. Steele
Title: Senior Vice President

Signature Page to Third Amendment

UNION BANK, N.A., as a Lender

By: /s/ Damien G. Meiburger
Name: Damien G. Meiburger
Title: Senior Vice President

Signature Page to Third Amendment

SOCIETE GENERALE, as a Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Director

Signature Page to Third Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Doreen Barr
Name: Doreen Barr
Title: Director

By: /s/ Michael Spaight
Name: Michael Spaight
Title: Associate

Signature Page to Third Amendment

ASSOCIATED BANK, N.A., as a Lender

By: /s/ Farhan Iqbal
Name: Farhan Iqbal
Title: Vice President

Signature Page to Third Amendment

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	12.30%	$92,216,537.67
Capital One, N.A.	11.76%	$88,218,493.15
Compass Bank	11.76%	$88,218,493.15
Credit Agricole Corporate and Investment Bank	11.76%	$88,218,493.15
Royal Bank of Canada	11.76%	$88,218,493.15
Credit Suisse AG, Cayman Islands Branch	8.55%	$64,160,958.90
Regions Bank	8.55%	$64,160,958.90
Societe Generale	8.55%	$64,160,958.90
Union Bank, N.A.	8.14%	$61,056,750.00
Associated Bank, N.A.	6.84%	$51,369,863.01
TOTAL	100.00%	$750,000,000.00